AMENDMENT TO

LOAN MODIFICATION AGREEMENT

THIS AMENDMENT TO LOAN MODIFICATION AGREEMENT is made as of the 16th day of August 2010 by and among Next, Inc. (“Next”), Next Marketing, Inc. (“NM”), Danny F. Cooke (“Cooke”), The William B. Hensley III and Cindy S. Hensley Living Trust (“Trust”), Cindy S. Hensley (“Hensley”), and Crossroads Bank (“Crossroads”).

RECITALS

The parties have previously entered into a Loan Modification Agreement dated June 29, 2010 (the “Agreement”) which Agreement the parties now desire to amend as provided herein.

NOW THEREFORE, for and in consideration of the above recitals and the promises and covenants herein contained, the parties agree as follows:

1.

The date “September 15, 2010” contained in Section 14 is hereby changed to “October 15, 2010”.

2.

The following is hereby added to Section 16.2:

“Crossroads will accept the undertaking of Robert Budd to assume the obligations of NM under this Section 16.2”

3.

Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect as originally executed by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment.

Next, Inc.

By: _/s/ Robert M. Budd____________________

Robert M. Budd, President & CEO

By: _/s/ David O. Cole______________________

David O. Cole, CFO & Secretary

Next Marketing, Inc.

By: _/s/ Robert M. Budd____________________

Robert. Budd, President & CEO

By: _/s/ David O. Cole______________________

David O. Cole, CFO & Secretary

_/s/ Danny F. Cooke    ______________________

Danny F. Cooke

The William B. Hensley III and Cindy S. Hensley Living Trust

By:  _/s/ Cindy S. Hensley___________________

Cindy S. Hensley, Trustee

_/s/ Cindy S. Hensley        ___________________

Cindy S. Hensley

Crossroads Bank

By:  _/s/ Noah T. Smith_____________________

Noah T. Smith, Senior Vice-President

Crossroads LMA Amendment 8-K